Exhibit 99.2

Quarterly Net Sales and Operating Profit from Ongoing Operations by Segment for 2015, 2014 & 2013

(In Thousands)	First Quarter 2015	Second Quarter 2015	Third Quarter 2015
Net Sales
PE Films	$106,357	$91,959	$93,943
Flexible Packaging Films	26,844	23,340	27,155
Aluminum Extrusions	93,645	98,203	94,812
Total net sales	226,846	213,502	215,910
Add back freight	7,325	7,743	7,862
Sales as shown in the Consolidated Statements of Income	234,171	221,245	223,772
Operating Profit
PE Films:
Ongoing operations	16,832	9,272	9,745
Plant shutdowns, asset impairments, restructurings and other	—	(7)	(2,044)
Flexible Packaging Films:
Ongoing operations	785	(3,094)	4,102
Plant shutdowns, asset impairments, restructurings and other	67	(252)	—
Goodwill impairment charge	—	—	(44,465)
Aluminum Extrusions:
Ongoing operations	5,292	8,299	7,272
Plant shutdowns, asset impairments, restructurings and other	(15)	(18)	(331)
Total	22,961	14,200	(25,721)
Interest income	89	82	76
Interest expense	885	893	901
Stock option-based compensation costs	300	198	73
Corporate expenses, net	7,216	11,694	6,722
Income (loss) from continuing operations before income taxes	14,649	1,497	(33,341)
Income taxes from continuing operations	4,779	903	3,382
Income (loss) from continuing operations	9,870	594	(36,723)
Income (loss) from discontinued operations, net of tax	—	—	—
Net income (loss)	$9,870	$594	$(36,723)

Exhibit 99.2

Quarterly Net Sales and Operating Profit from Ongoing Operations by Segment for 2015, 2014 & 2013
(continued)

(In Thousands)	First Quarter 2014	Second Quarter 2014	Third Quarter 2014	Fourth Quarter 2014
Net Sales
PE Films	$121,079	$118,658	$115,155	$109,448
Flexible Packaging Films	28,081	27,358	27,943	30,965
Aluminum Extrusions	79,283	84,548	89,605	90,910
Total net sales	228,443	230,564	232,703	231,323
Add back freight	6,770	6,401	7,726	7,896
Sales as shown in the Consolidated Statements of Income	235,213	236,965	240,429	239,219
Operating Profit
PE Films:
Ongoing operations	16,651	16,052	14,471	13,797
Plant shutdowns, asset impairments, restructurings and other	(1,245)	(10,923)	(113)	43
Flexible Packaging Films:
Ongoing operations	71	(1,089)	(1,265)	(634)
Plant shutdowns, asset impairments, restructurings and other	—	—	(297)	(292)
Aluminum Extrusions:
Ongoing operations	4,761	8,050	5,752	7,101
Plant shutdowns, asset impairments, restructurings and other	—	(174)	(126)	(676)
Total	20,238	11,916	18,422	19,339
Interest income	195	107	117	169
Interest expense	630	531	590	962
Gain (loss) on investment accounted for under fair value method	—	(1,100)	4,000	(900)
Gain on sale of investment property	—	1,208	—	—
Stock option-based compensation costs	241	345	358	328
Corporate expenses, net	6,475	5,339	5,477	7,019
Income from continuing operations before income taxes	13,087	5,916	16,114	10,299
Income taxes from continuing operations	4,608	2,164	5,369	(2,754)
Income from continuing operations	8,479	3,752	10,745	13,053
Income (loss) from discontinued operations, net of tax	—	—	850	—
Net income	$8,479	$3,752	$11,595	$13,053

Exhibit 99.2

Quarterly Net Sales and Operating Profit from Ongoing Operations by Segment for 2015, 2014 & 2013
(continued)

(In Thousands)	First Quarter 2013	Second Quarter 2013	Third Quarter 2013	Fourth Quarter 2013
Net Sales
PE Films	$122,909	$126,718	$124,348	$121,411
Flexible Packaging Films	31,476	31,548	32,839	29,990
Aluminum Extrusions	79,939	77,855	78,499	73,189
Total net sales	234,324	236,121	235,686	224,590
Add back freight	7,202	7,409	7,508	6,506
Sales as shown in the Consolidated Statements of Income	241,526	243,530	243,194	231,096
Operating Profit
PE Films:
Ongoing operations	14,764	16,644	16,597	13,861
Plant shutdowns, asset impairments, restructurings and other	(102)	(107)	(155)	(307)
Flexible Packaging Films:
Ongoing operations	2,243	2,083	3,020	1,754
Plant shutdowns, asset impairments, restructurings and other	—	—	—	—
Aluminum Extrusions:
Ongoing operations	4,614	4,311	3,426	5,940
Plant shutdowns, asset impairments, restructurings and other	(253)	(545)	(160)	(1,790)
Total	21,266	22,386	22,728	19,458
Interest income	78	91	138	287
Interest expense	690	715	727	738
Gain (loss) on investment accounted for under fair value method	1,100	2,100	(3,100)	3,300
Unrealized loss on investment property	—	(1,018)	—	—
Stock option-based compensation costs	316	283	260	296
Corporate expenses, net	8,157	7,487	8,414	7,799
Income from continuing operations before income taxes	13,281	15,074	10,365	14,212
Income taxes from continuing operations	3,764	5,484	2,937	4,810
Income from continuing operations	9,517	9,590	7,428	9,402
Income (loss) from discontinued operations, net of tax	(5,240)	(8,300)	(450)	—
Net income	$4,277	$1,290	$6,978	$9,402